Exhibit 99.1

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: July 31, 2006

Distribution Date Summary

	Initial	Begin	End	# days
Distribution Date			8/21/2006
Collection Period		7/1/2006	7/31/2006	31
Monthly Interest Period - Actual		7/20/2006	8/21/2006	32
Monthly Interest - Scheduled				30
Pool Balance	733,163,743.80	162,254,095.41	151,395,302.67	—

Monthly Distribution Summary

	Initial Balance	Beginning Balance	Principal Distribution	Ending Balance	Note Factor
Class A-1 Notes	149,000,000.00	—	—	—	—
Class A-2 Notes	245,000,000.00	—	—	—	—
Class A-3 Notes	151,000,000.00	—	—	—	—
Class A-4 Notes	160,670,000.00	145,833,419.04	9,637,178.56	136,196,240.48	0.8476769
Class B Notes	18,329,000.00	(0.00)	(0.00)	0.00	0.0000000

Total Securities	723,999,000.00	145,833,419.04	9,637,178.56	136,196,240.48	0.1881166

		Monthly Accrued Interest	Prior Interest Carryover	Total Interest Paid	Interest Shortfall
	Coupon Rate
Class A-1 Notes	1.1000%	—	—	—	—
Class A-2 Notes	1.2900%	—	—	—	—
Class A-3 Notes	1.8200%	—	—	—	—
Class A-4 Notes	2.4300%	295,312.67	—	295,312.67	—
Class B Notes	2.1000%	(0.00)	—	(0.00)	—

Total Securities		295,312.67	—	295,312.67	—

Available Collections

Principal Payments Received		10,715,788.75
Interest Payments Received		851,869.38
Receivables Repurchased during collection period - Principal	—	—
Receivables Repurchased during collection period - Interest		—
Recoveries on Defaulted Receivables		76,542.19

Total Available Collections		11,644,200.32

Reserve Account Transfer Amount		—

Total Available Funds		11,644,200.32

Summary of Distributions

Payment of Servicing Fee:	135,211.75
Payment of Class A Interest Amount:	295,312.67
First Priority Principal Distribution Amount:	—
Payment of Class B Monthly Interest:	(0.00)
Regular Principal Distribution Amount:	9,637,178.56
Payment to the Reserve Account to Maintain Specified Reserve Balance:	—

Remaining Available Funds (To the Holder(s) of the Certificates)	1,576,497.34

Release of excess reserve	8,002.75

Total Funds Remitted (To the Holder(s) of the Certificates)	1,584,500.09

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: July 31, 2006

Calculation of Servicing Fee

Beginning Pool Balance	162,254,095.41
Multiplied By: Monthly Servicing Fee (1.0%/12)	0.08333%
Monthly Servicing Fee	135,211.75
Plus: Unpaid Servicing Fees from Prior Periods	—

Servicing Fees Due and Paid	135,211.75

Calculation of Class A Interest Amount Due

Class A-1 Note Interest Accrued	—
Class A-2 Note Interest Accrued	—
Class A-3 Note Interest Accrued	—
Class A-4 Note Interest Accrued	295,312.67
Total Class A Note Interest Accrued During Period	295,312.67
Plus: Interest Shortfalls from Prior Periods	—

Total Class A Note Interest Due	295,312.67

Calculation of Class A Interest Amount Paid

Available Collections After Servicing Fee	11,508,988.57
Available Collection Shortfall	—
Reserve Account Draw	—

Class A Interest Amount Paid	295,312.67

Class A Interest Shortfall Carryforward	—

Calculation of First Priority Principal Distribution Amount Due:

Beginning Class A Note Balance	145,833,419.04
Less: Ending Pool Balance	151,395,302.67

First Priority Principal Distribution Amount	—

Calculation of First Priority Principal Distribution Amount Paid:

Available Collections After Servicing Fee and Class A Interest	11,213,675.90
Available Collections Shortfall	—
Reserve Account Draw	—

First Priority Principal Distribution Amount Paid	—

Calculation of Class B Interest Amount Due

Class B Note Interest Accrued	(0.00)
Plus: Interest Shortfalls from Prior Periods	—

Total Class B Note Interest Due	(0.00)

Calculation of Class B Interest Amount Paid

Available Collections After Servicing Fee, Class A Interest and First Priority Principal	11,213,675.90
Available Collection Shortfall	—
Reserve Account Draw	—

Class B Interest Amount Paid	(0.00)

Class B Interest Shortfall Carryforward	0.00

Calculation of Regular Principal Distribution Amount:

Aggregate Beginning Outstanding Note Balance		145,833,419.04
Less:
Ending Pool Balance	151,395,302.67
Less: Target Overcollateralization Amount	(15,199,062.19)	136,196,240.48

Less: First Priority Principal Distribution Amount		—

Regular Principal Distribution Amount before Reserve Account Draw Amount		9,637,178.56

Available Funds, before Reserve Account Draw		11,213,675.90
Available Funds Shortfall Amount		—
Reserve Account Draw Amount		—

Regular Principal Distribution Amount Paid		9,637,178.56

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: July 31, 2006

Class A Principal Distribution Amount Due:

The Greater of:
(A) The Beginning Class A-1 Note Balance	—
(B) The Beginning Class A Note Balance minus the lesser of:	145,833,419.04
(i) the product of (x) the Ending Pool Balance and (y) 88.75% plus a % equivalent of a fraction equal to the Reserve Account (prior to deposits) divided by the Ending Pool Balance	136,196,240.48

9,637,178.56

(ii) the excess of (x) the Ending Pool Balance over (y) the Target Overcollateralization Amount	136,196,240.48

9,637,178.56

Class A Principal Distribution Amount	9,637,178.56

Class B Principal Distribution Amount Due:
The excess of (A) the sum of (i) the Ending Class A Note Balance and (ii) the Beginning Class B Note Balance over (B) the excess of (x) the Ending Pool Balance and (y) the Target Overcollateralization Amount	—

Class B Principal Distribution Amount	—

Principal Distribution Amount Paid:
Available Collections for Principal Distribution	11,213,675.90

(i) To the Class A Notes, sequentially:
(a) Class A-1 Notes	—
(a) Class A-2 Notes	—
(a) Class A-3 Notes	—
(a) Class A-4 Notes	9,637,178.56
(ii) To the Class B Notes	(0.00)
(iii) To the Certificateholder	1,576,497.34
Target Overcollateralization Amount
Lesser of:
(A) 2.25% of the Initial Pool Balance	16,496,184.24
(B) The greater of:
(i) 0.75% of the Initial Pool Balance less the Pre-Addition Reserve Balance	3,657,815.97
(ii) 11.25% of the Ending Pool Balance less the Pre-Addition Reserve Balance	15,199,062.19

Target Overcollateralization Amount	15,199,062.19

Overcollateralization Amount
Beginning Overcollateralization Amount	16,420,676.37
Target Overcollateralization Amount	15,199,062.19
Overcollateralization Excess/(Deficiency)	1,221,614.18
Overcollateralization Release Amount	1,221,614.18
Overcollateralization Increase Amount	—

Overcollateralization Amount	15,199,062.19

Reserve Account
Beginning Reserve Account Balance	1,832,909.36
Plus: Interest Accrued	8,002.75
Less: Reserve Account Draw	—
Reserve Account Balance Prior to Deposits	1,840,912.11

Specified Reserve Account Balance is Greater of:
(a) 0.80% of Ending Pool Balance	1,211,162.42
(b) 0.25% of the Initial Pool Balance	1,832,909.36

Reserve Account (Deficiency)/Excess	8,002.75
Deposit of Excess Available Funds	—
Release of excess reserve	8,002.75

Ending Reserve Account Balance	1,832,909.36

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: July 31, 2006

POOL STATISTICS

Collateral Pool Balance Data:

	Initial	Current
Net Pool Balance	733,163,743.80	151,395,302.67
Number of Current Contracts	41,825	19,701
Weighted Average Loan Rate	6.4000%	6.3662%
Weighted Average Remaining Term (months)	56.6	24.1

Net Loss Activity:

	Units	Principal Balance
Principal Losses for Current Collection Period	20	143,003.99
Less: Recoveries from Prior Months Charge offs		76,542.19
Net Principal Losses for Current Collection Period		66,461.80
Monthly Net Loss Rate (Annualized)		0.4915%

Beginning Net Principal Losses	1,136	7,779,082.44
Net Principal Losses for Current Collection Period	20	66,461.80
Cumulative Net Principal Losses	1,156	7,845,544.24
Cumulative Net Principal Loss Rate		1.0701%

Receivables for which related Financed Vehicle has been repossessed and not liquidated	5	61,351.24

Delinquencies Aging Profile - End of Period:

	Percentage $	Units	Outstanding Principal Balance

Current	88.43%	17,822	133,880,571.19
1 - 29 Days Delinquent	8.95%	1,490	13,555,008.42
30 - 59 Days Delinquent	1.55%	240	2,351,801.04
60 - 89 Days Delinquent	0.64%	88	976,295.87
90 - 119 Days Delinquent	0.28%	44	419,208.07
120-149 Days Delinquent	0.08%	10	116,937.63
150-179 Days Delinquent	0.02%	3	33,823.12
180+ Days Delinquent	0.04%	4	61,657.33

Total		19,701	151,395,302.67

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate on this 17th day of August, 2006.

JPMorgan Chase Bank, NA (formerly Bank One, NA)

as Servicer

By:	/s/ Philip C. McNiel
Philip C. McNiel
Vice President